Exhibit 4.2

INDENTURE

FOR

SENIOR DEBT SECURITIES

dated as of March 1, 2001

and amended and restated as of April 30, 2003

___________________

This Indenture, dated as of the first day of March, 2001, and amended and restated as of April 30, 2003, between Household Finance Corporation, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company") and having its principal office at 2700 Sanders Road, Prospect Heights, Illinois 60070, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a banking corporation organized and existing by virtue of the banking laws of the State of New York (hereinafter called the "Trustee"), and having its principal Corporate Trust Office in The City of New York, New York, which office, at the date hereof, is located at4 New York Plaza, New York, New York 10004.

WITNESSETH:

WHEREAS, the Company deems it necessary from time to time to borrow money for its corporate purposes and to issue its debt securities therefor, and to that end has duly authorized and directed the execution and delivery of this Indenture to provide for one or more series of its unsecured debentures, notes, or other evidences of indebtedness, issuable as provided herein;

WHEREAS, the Company desires to create a series of Notes to be issuable under this Indenture and to be known as the HFC InterNotesSM (hereinafter the "InterNotes"), due nine months or more from date of issue and to be unlimited in aggregate principal amount, and the terms and provisions thereof to be as hereinafter set forth; and

WHEREAS, all things necessary to make the InterNotes, when executed by the Company and authenticated and delivered by the Trustee and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of Notes to be issued hereunder by Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or of series thereof, as follows:

    Standard Provisions. Except as specifically set forth herein, all of the terms, conditions, covenants and provisions contained in the Company's Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992 (the "Provisions"), a copy of which is attached hereto, are incorporated herein by reference in their entirety and, except as specifically noted herein, shall be deemed to be a part hereof to the same extent as if such provisions had been set forth in full herein. All capitalized terms which are used herein and not otherwise defined herein are defined in the Provisions and are used herein with the same meanings as in the Provisions. The Provisions, together with this Indenture, are deemed to be the "Indenture."
    Conflicts. As provided in Section 8.08(b) of the Provisions, the following indentures are excluded:

    Indentures dated as of October 1, 1992 and December 1, 1993 between the Company and the Trustee

    Designation and Terms of the InterNotes. A series of Notes created pursuant to this Indenture shall be known and designated as the "HFC InterNotes" of the Company.

    Each InterNote will be dated and issued as of the date of its authentication by the Trustee. Each InterNote shall also bear an Original Issue Date (as hereinafter defined) which, with respect to any InterNote (or any portion thereof), shall mean the date of its original issue, as specified in such InterNote (the "Original Issue Date"), and such Original Issue Date shall remain the same if such InterNote is subsequently issued upon transfer, exchange, or substitution of such InterNote regardless of its date of authentication. Principal of any InterNote shall become due and payable on such date nine months or more from the Original Issue Date of such Note, as specified on such Note. Interest rates, or interest rate formulas, will be subject to change by the Company from time to time, but no such change will affect any InterNote theretofore issued. Interest shall be computed on the basis specified in each InterNote.

    Each InterNote will bear interest from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, at the rate per annum stated, or pursuant to the interest rate specified, therein until the principal thereof is paid or made available for payment. Interest will be payable either monthly, quarterly, semi-annually or annually on each Interest Payment Date and at Maturity. Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable at Maturity will be payable to the person to whom principal shall be payable.

    The Interest Payment Dates for an InterNote that provides for monthly interest payments at a fixed rate of interest per annum shall be the fifteenth day of each calendar month beginning in the first calendar month following the month the InterNote was issued. In the case of an InterNote that provides for quarterly interest payments at a fixed rate of interest per annum, the Interest Payment Dates shall be the fifteenth day of every third month, beginning in the third calendar month following the month the InterNote was issued. In the case of an InterNote that provides for semi-annual interest payments at a fixed rate of interest per annum, the Interest Payment Dates shall be the fifteenth day of every sixth month, beginning in the sixth calendar month following the month the InterNote was issued. In the case of an InterNote that provides for annual interest payments at a fixed rate of interest per annum, the Interest Payment Dates shall be the fifteenth day of every twelfth month, beginning in the twelfth calendar month following the month the InterNote was issued. The Regular Record Date referred to in Section 2.07 of the Provisions with respect to any Interest Payment Date for an InterNote that provides for interest at a fixed rate of interest per annum will be the first day of the calendar month (whether or not a Business Day) in which such Interest Payment Date occurs, except that the Regular Record Date with respect to the final Interest Payment Date will be the final Interest Payment Date.

    Unless otherwise provided with respect to a particular InterNote, the Interest Payment Dates for an InterNote that provides for monthly interest payments pursuant to an interest rate formula shall be the third Wednesday of each calendar month beginning in the first calendar month following the month the InterNote was issued. Unless otherwise provided with respect to a particular InterNote, the Interest Payment Dates for an InterNote that provides for quarterly interest payments pursuant to an interest rate formula shall be the third Wednesday of March, June, September and December of each year, beginning in the first such month following the month the InterNote was issued. Unless otherwise provided with respect to a particular InterNote, the Interest Payment Dates for an InterNote that provides for semi-annual interest payments pursuant to an interest rate formula shall be the third Wednesday of the two months of each year specified in such InterNote. Unless otherwise provided with respect to a particular InterNote, the Interest Payment Dates for an InterNote that provides for annual interest payments pursuant to an interest rate formula shall be the third Wednesday of the month of each year specified in such InterNote. Unless otherwise provided with respect to a particular InterNote, the Regular Record Date referred to in Section 2.07 of the Provisions with respect to any Interest Payment Date for an InterNote that provides for interest pursuant to an interest rate formula will be the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date.

    Payment of principal of the InterNotes and, unless otherwise paid as hereinafter provided, the interest thereon will be made at the office or agency of the Company in New York, New York; provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the Person entitled thereto at his address appearing in the Note Register or by wire transfer to an account designated by such Person to the Paying Agent not later than ten days prior to the date of such payment.

    Unless otherwise specified in an InterNote, the cities of New York, New York and Chicago, Illinois shall be the reference cities for determining a Business Day.

    The InterNotes may be issued only as registered notes, without coupons, in minimum denominations of $1,000 and any larger denomination which is an integral multiple of $1,000.

    Upon the execution of this Indenture, or from time to time thereafter, InterNotes, without limitation as to aggregate principal amount, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said InterNotes to or upon a Company Order.

    Redemption of InterNotes. Each InterNote may be redeemed by the Company in whole or in part if so provided pursuant to the terms of such InterNote issued by the Company. Notwithstanding the provisions of Section 5.03 of the Provisions, the Company may redeem any InterNote which by its terms is redeemable prior to Stated Maturity without also redeeming any other InterNote which is redeemable prior to Stated Maturity. The selection of InterNotes to be redeemed prior to Stated Maturity shall be in the sole discretion of the Company.
    Repayment of InterNotes at Option of Holders. Each InterNote shall be subject to repayment by the Company at the option of the Holder prior to its Stated Maturity if so provided pursuant to the terms of such InterNote issued by the Company, on such terms as set forth in such InterNote.
    Survivor's Option. If so specified in any InterNote, the representative of a deceased beneficial owner of the InterNote or a beneficial interest in the InterNote shall have the option to elect repayment of such InterNote or interest following the death of the owner (a "Survivor's Option"). Unless otherwise specifically provided for on the face of the InterNote, no Survivor's Option may be exercised if the deceased owner of the InterNote or a beneficial interest in the InterNote acquired such InterNote or interest less than six months prior to exercise of the Survivor's Option.

    Pursuant to exercise of the Survivor's Option, the Company shall repay any InterNote (or portion thereof) properly tendered for repayment by or on behalf of the person (the "Representative") that has authority to act on behalf of the deceased beneficial owner of such InterNote under the laws of the appropriate jurisdiction (including, without limitation, the personal representative, executor, surviving joint tenant or surviving tenant by the entirety of such deceased beneficial owner) at a price equal to 100 % of the principal amount of the beneficial interest of the deceased owner in such InterNote plus accrued interest to the date of such repayment, subject to the following limitations:

      The Company may, in its sole discretion, limit the aggregate principal amount of InterNotes as to which exercises of the Survivor's Option shall be accepted in any calendar year (the "Annual Put Limitation") to the greater of 2% of the Outstanding principal amount of the InterNotes as of the end of the most recent calendar year or $2,000,000. The Company in its sole discretion may also limit to $250,000 for any calendar year, the aggregate principal amount of InterNotes (or portions thereof) as to which exercise of the Survivor's Option will be accepted with respect to any individual deceased owner of beneficial interests in such InterNotes (the "Individual Put Limitation").
      The Company shall not make principal repayments pursuant to exercise of the Survivor's Option in amounts that are less than $1,000, or other than in integral multiples of $1,000.
      Any InterNote (or portion thereof) tendered pursuant to a valid exercise of the Survivor's Option may not be withdrawn.

    Each InterNote (or portion thereof) that is tendered pursuant to valid exercise of the Survivor's Option shall be accepted promptly in the order all such InterNotes are tendered, except for any InterNote (or portion thereof) the acceptance of which would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied, with respect to the relevant individual deceased owner of beneficial interests therein. If, as of the end of any calendar year, the aggregate principal amount of InterNotes (or portions thereof) that have been accepted pursuant to exercise of the Survivor's Option during such year has exceeded either the Annual Put Limitation, if applied, or the Individual Put Limitation, if applied, for such year, any exercise(s) of the Survivor's Option with respect to InterNotes (or portions thereof) not accepted during such calendar year because such acceptance would have contravened either such limitation, if applied, shall be deemed to be tendered in the following calendar year in the order all such InterNotes (or portions thereof) were tendered. Unless otherwise specified in such InterNote, any InterNote (or portion thereof) accepted for repayment pursuant to exercise of the Survivor's Option shall be repaid on the first Interest Payment Date that occurs 20 or more calendar days after the date of such acceptance.

    In order for a Survivor's Option to be validly exercised with respect to any InterNote (or portion thereof), the Trustee must receive from the Representative of the deceased owner (i) a written request for repayment signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD") or a commercial bank or trust company having an office or correspondent in the United States, (ii) tender of an InterNote (or portion thereof) to be repaid, (iii) appropriate evidence satisfactory to the Trustee and the Company that (A) the deceased acquired a beneficial interest in such InterNote at least six months prior to exercise, (B) the death of such beneficial owner has occurred and (C) the Representative has authority to act on behalf of the deceased beneficial owner, (iv) if applicable, a properly executed assignment or endorsement, and (v) if the beneficial interest in such InterNote is held by a nominee of the deceased beneficial owner, a certificate or letter satisfactory to the Trustee and the Company from such nominee attesting to the deceased's ownership of a beneficial interest in such InterNote, and (vi) tax waivers and such other instruments or documents that the Trustee or the Company reasonably requires in order to establish the validity of ownership of the InterNotes and the claimant's entitlement to payment. Notwithstanding the foregoing, the eligibility or validity of any exercise of the Survivor's Option, shall be subject to the final approval of the Company, in its sole discretion, which final approval shall be final and binding on all parties. In the event that an InterNote (or any portion thereof) tendered for repayment pursuant to valid exercise of the Survivor's Option is not accepted, the Trustee shall deliver a notice by first-class mail to the Representative, that states the reason such InterNote (or portion thereof) has not been accepted for payment.

    The death of a person owning an InterNote in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the owner of the InterNote, and the entire principal amount of the InterNote so held shall be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning an InterNote by tenancy in common shall be deemed the death of an owner of an InterNote only with respect to the deceased owner's interest in the InterNote so held by tenancy in common; except that in the event an InterNote is held by husband and wife as tenants in common, the death of either shall be deemed the death of the owner of the InterNote, and the entire principal amount of the InterNote so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of an InterNote, shall be deemed the death of the owner thereof for purposes of this provision, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the Trustee and the Company. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and custodial and trust arrangements where one person has substantially all of the beneficial ownership interest in the InterNote during his or her lifetime.

    For InterNotes represented by a Global Note, the Depository or its nominee shall be the holder of such InterNote and therefore shall be the only entity that can exercise the Survivor's Option for such InterNote. To obtain repayment pursuant to exercise of the Survivor's Option with respect to such InterNote, the Representative must provide to the broker or other entity through which the beneficial interest in such InterNote is held by the deceased owner (i) the documents described in clauses (i), (iii) and (vi) of the second preceding paragraph and (ii) instructions to such broker or other entity to notify the Depository of such Representative's desire to obtain repayment pursuant to exercise of the Survivor's Option. Such broker or other entity shall provide to the Trustee (i) the documents received from the Representative referred to in clause (i) of the preceding sentence and (ii) a certificate satisfactory to the Trustee from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity shall be responsible for disbursing any payments it receives pursuant to exercise of the Survivor's Option to the appropriate Representative.

    Global Notes. The InterNotes will be issued initially in the form of Global Notes. "Global Note" means a registered Note evidencing one or more InterNotes, issued to the Depository for such InterNotes in accordance with this Article and bearing the legend prescribed in this Article. A single Global Note will represent all Notes issued on the same day and having the same terms, including, but not limited to, the same Interest Payment Dates, rate of interest, Stated Maturity, and redemption or repayment provisions (if any), including any Survivor's Option. The Company shall execute and the Trustee shall, in accordance with this Article and the Company Order with respect to the InterNotes, authenticate and deliver one or more Global Notes in temporary or permanent form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the InterNotes to be represented by one or more Global Notes, (ii) shall be registered in the name of the Depository for such Global Note or Notes or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and (iv) shall bear a legend substantially to the following effect in addition to the legend required by Section 2.11(a) of the Provisions: "Unless this Global Note is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange or payment, and any InterNote issued is registered in the name of the Depository or in such other name as is requested by the Depository, any transfer, pledge or other use hereof for value or otherwise by or to any person shall be wrongful inasmuch as the registered owner hereof, the Depository, has an interest herein."

    Notwithstanding Section 2.05 of the Provisions, unless and until it is exchanged in whole or in part for Notes in definitive form, a Global Note representing one or more InterNotes may not be transferred except as a whole by the Depository, to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for the InterNotes or a nominee of such successor Depository.

    The third paragraph of Section 2.05 of the Provisions shall not apply to InterNotes issued in the form of Global Notes.

    If at any time the Depository for the InterNotes notifies the Company that it is unwilling or unable to continue as Depository for the InterNotes or if at any time the Depository for the InterNotes shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to the InterNotes. If a successor Depository for the InterNotes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive InterNotes, will authenticate and deliver InterNotes in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such InterNotes in exchange for such Global Note or Notes.

    The Company may at any time and in its sole discretion determine that the InterNotes issued in the form of one or more Global Notes shall no longer by represented by such Global Note or Notes. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive InterNotes will authenticate and deliver InterNotes in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such InterNotes in exchange for such Global Note or Notes.

    The Depository for such InterNotes may surrender a Global Note or Notes for such InterNotes in exchange in whole or in part for InterNotes in definitive form on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

        to each Person specified by such Depository a new InterNote or Notes, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and
        to such Depository a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of InterNotes delivered to Holders thereof.

In any exchange provided for in this Article, the Company will execute and the Trustee will authenticate and deliver InterNotes in definitive registered form in authorized denominations.

Upon the exchange of a Global Note for InterNotes in definitive form, such Global Note shall be cancelled by the Trustee. InterNotes issued in exchange for a Global Note pursuant to this Article shall be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such InterNotes to the persons in whose names such InterNotes are so registered.

Article 8. Amendments. Notwithstanding Articles II and XI of the Provisions, the Company may, by Board Resolution or by Supplemental Indenture, amend this Indenture to provide for additional definitions, terms and provisions relating to InterNotes. Any such Board Resolution or Supplemental Indenture will not adversely affect the rights and privileges of Holders of InterNotes issued prior to such Board Resolution or Supplemental Indenture and shall not affect the Trustee's own rights, duties or immunities under this Indenture or otherwise without its prior written consent.

Article 9. Amendments to the Provisions. The Provisions, as incorporated herein are hereby amended as follows:

A. The following language is hereby inserted at the end of the definition of "Indenture" in Section 1.01: "The term 'Indenture' also includes the terms of particular series of Notes established as contemplated by Section 2.01".

    Section 1.12 is hereby restated in its entirety to read as follows:

    "Section 1.12. The Indenture and each Note issued hereunder shall be construed in accordance with and governed by the laws of the State of Illinois, provided that the immunities and standard of care of the Trustee in connection with the administration of its trusts hereunder shall be construed in accordance with and governed by the laws of the State of New York.

    The last paragraph of Section 6.03 is hereby amended to change the references to Sections 2.06 and 2.07 to Sections 2.05 and 2.06.
    Section 7.12, prior to the proviso, is hereby restated in its entirety to read as follows:

"Section 7.12. The Holders of a majority in principal amount of the Outstanding Notes of a series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such series,"

E. Section 8.01(c) is hereby amended by adding the words "of a series" after the words "Outstanding Notes" on the fourth line of clause (3) thereof and by adding the words "with respect to such series" on the seventh line of clause (3) thereof after the word "Indenture".

TESTIMONIUM

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.

HOUSEHOLD FINANCE CORPORATION
By: /s/ W. H. Kesler
W. H. Kesler
Vice President

Attest:

/s/ L. S. Mattenson (Corporate Seal) Laurie S. Mattenson Assistant Secretary

JPMORGAN CHASE BANK
By: /s/ James D. Heaney
James D. Heaney (Vice President)

Attest:

/s/ Diane Darconte (Corporate Seal) Diane Darconte Trust Officer